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                                                                 EXHIBIT 10.6(b)

THE PREMCOR REFINING GROUP, INC,
A Member of the Valero Family of Companies

January 25, 2006

Kent B. Thomas, General Counsel
MAPCO Express, Inc. / Delek Refining,Ltd.
830 Crescent Centre Drive, Suite 300
Franklin, TN 37067

     Re: Assignment of RPC Agreement between Williams Refining & Marketing, LLC and MAPCO Express, Inc. dated May 30, 2001 ("Agreement")

Dear Mr. Thomas

     As part of an internal systems change, The Premcor Refining Group, Inc. ("PRG") assigned all of its marketing, supply and related contracts, including the referenced Agreement, to Valero Marketing and Supply Company ("Valero Marketing"). This assignment took place on December 1, 2005. As you are aware, PRG purchased the assets of Williams Refining & Marketing, LLC. on November 25, 2002 and thereafter entered into an assignment and assumption agreement effective March 3, 2003 (attached). Thereafter, on September 1, 2005, Valero Energy Corporation, the parent company of Valero Marketing, acquired Premcor, Inc., parent company of PRG. PRG and Valero Marketing are both indirect wholly-owned subsidiaries of Valero Energy Corporation. Valero Marketing already handles the vast majority of the Valero companies' marketing and supply business throughout the country. This assignment will have no adverse operational impact on our relationship and all notice and invoice contacts remain the same. Please sign this letter below to show your consent to the assignment of the referenced Agreement and return the same by facsimile to the following number:
210-370-5128. If you have any questions, please contact Tom Howard at (618) 255-5124. Thank you.

                                        Sincerely yours,


                                        /s/ Eliot G. Bowytz

                                        Eliot G. Bowytz
                                        Commercial Counsel

Consent to assignment by:

MAPCO Express, Inc.


By: /s/ Kent B. Thomas
    ---------------------------------
Name: Kent B. Thomas
Title: General Counsel


By: /s/ Tony McLarty
    ---------------------------------
Name: Tony McLarty
Title: VP